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EXHIBIT 10.12c

                                 AMENDMENT NO. 3

                                       TO

                                CREDIT AGREEMENT

                  AMENDMENT NO. 3 TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of December 31, 1998, among American Architectural Products Corporation, a Delaware corporation, Eagle & Taylor Company, a Delaware corporation, Forte, Inc., an Ohio corporation, Western Insulated Glass, Co., an Arizona corporation, Thermetic Glass, Inc., a Delaware corporation, Binnings Building Products, Inc., a Delaware corporation, Danvid Window Company, a Delaware corporation, Modern Window Acquisition Corporation, a Delaware corporation, American Glassmith Acquisition Corporation, a Delaware corporation, VinylSource, Inc., a Delaware corporation, Weather-Seal Acquisition Corporation, a Delaware corporation, Eagle Window & Door Center, Inc., a Delaware corporation, Denver Window Acquisition Corporation, a Delaware corporation, AAPC One Acquisition Corporation, a Delaware corporation, and AAPC Two Acquisition Corporation, a Delaware corporation (the "BORROWERS"), the institutions party hereto (the "LENDERS"), and BankBoston, N.A., in its capacity as contractual representative for itself and the other Lenders (the "AGENT") under that certain Credit Agreement, dated as of June 9, 1998, as amended, by and among the Borrowers, the Lenders and the Agent (the "CREDIT AGREEMENT"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agent have entered into the Credit Agreement; and

                  WHEREAS, the Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent agree as follows:

                  1. AMENDMENT TO THE CREDIT AGREEMENT. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in
SECTION 2 below, the Credit Agreement shall be and hereby is amended as follows:

                  1.1 Section 1.1 is hereby amended to delete from the definition of "BORROWING BASE" the phrase "(12) sixty-two percent (62%) of the raw materials component consisting of aluminum" and to substitute therefor the phrase "(12) zero percent (0%) of the raw materials component consisting of aluminum extrusion".


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                  1.2 Section 7.3(D) is hereby amended to insert therein the following clause (vii): "(vii) Investments in TM Window and Door Company not exceeding $3,250,000 in the aggregate.

                  1.3 Section 7.4(A) is hereby amended and restated as follows:

                                    (A) MINIMUM FIXED CHARGE COVERAGE RATIO. The
                  Borrowers shall maintain a ratio ("FIXED CHARGE COVERAGE RATIO") of (i) the sum of the amounts of (a) EBITDA for the applicable period PLUS (b) cash proceeds from any Asset Sale during the applicable period, excluding proceeds from the sale or other transfer of any of the assets of or Equity Interests in any Subsidiary MINUS (c) Capital Expenditures for the applicable period MINUS (d) cash taxes paid by the Borrowers and their respective consolidated Subsidiaries during the applicable period to (ii) the sum of the amounts of (a) Interest Expense for the applicable period PLUS (b) scheduled amortization of the principal portion of all Indebtedness for borrowed money of the Borrowers for the applicable period of at least:

                           (i) 1.15 to 1.00 for the fiscal quarter ending September 30, 1998;

                           (ii) 0.77 to 1.00 for the fiscal quarter ending December 31, 1998; and

                           (iii) 1.10 to 1.00 for each fiscal quarter beginning with the fiscal quarter ending December 31, 1999 through the Termination Date.

                  In each case, the Fixed Charge Coverage Ratio shall be determined as of the last day of each fiscal quarter for the four fiscal quarter period ending on such day (PROVIDED, HOWEVER, for the first two of such calculations made after the date of this Agreement, such calculations shall be done based upon the period commencing with June 1, 1998 and ending with the quarterly period then ended).

                  1.4 Section 7.4(B) of the Credit Agreement is hereby amended and restated as follows:

                  (B) MINIMUM CONSOLIDATED NET WORTH. Holdings shall not permit its Consolidated Net Worth to be less than (i) as of September 30, 1998, $2,648,953 MINUS the amount of any non-recurring charges and tax reserves taken by the Borrower with respect to fiscal year 1998, and
         (ii) as of December 31, 1998, $(1,900,000), PLUS one hundred percent (100%) of the net cash proceeds resulting from the issuance by any Borrower of any Capital Stock.

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                  1.5 Section 7.4 is hereby amended to insert immediately after
         Section 7.4(B) the following:

                  (C) MINIMUM EBITDA. The Borrowers, on a consolidated basis, shall not permit EBITDA to be less than the amounts set forth below for each of the fiscal quarters ending on the dates set forth below:

                                               Fiscal Quarter Ending on or
                           Minimum Ebitda      About the Dates Set Forth Below
                           --------------      -------------------------------
                           $1,900,000          March 31, 1999
                           $7,200,000          June 30, 1999
                           $9,100,000          September 30, 1999
                           $6,100,000          December 31, 1999

         In each case, EBITDA shall be determined as of the last day of each fiscal quarter for the fiscal quarter ending on such date.

                  (D) MAXIMUM CAPITAL EXPENDITURES. The Borrowers, on a consolidated basis, shall not expend for Capital Expenditures in the acquisition of fixed assets, in excess of the following amounts during the fiscal quarters ending on the dates listed below:

                           Capital Expenditures         Fiscal Quarter Ending
                           --------------------         ---------------------
                           $2,500,000                   March 31, 1999
                           $3,800,000                   June 30, 1999
                           $3,400,000                   September 30, 1999
                           $1,850,000                   December 31, 1999

                  2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above written, if, and only if, the Agent has received duly executed originals of this Amendment from the Borrowers, the Required Lenders and the Agent.

                  3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers hereby represent and warrant as follows:

                  (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Credit Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated

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to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                  4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) The Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

                  6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.


AMERICAN ARCHITECTURAL                       BANKBOSTON, N.A.,
PRODUCTS CORPORATION                         individually and as Agent
                                             By: /s/ W. J. Sherald
EAGLE AND TAYLOR COMPANY                         -----------------------
                                                    Name: W. J. Sherald
FORTE, INC.                                         Title: Vice President

WESTERN INSULATED GLASS, CO.

THERMETIC GLASS, INC.

BINNINGS BUILDING PRODUCTS, INC.

DANVID WINDOW COMPANY

MODERN WINDOW ACQUISITION
CORPORATION

AMERICAN GLASSMITH ACQUISITION
CORPORATION

VINYLSOURCE, INC.

WEATHER-SEAL ACQUISITION
CORPORATION

EAGLE WINDOW & DOOR CENTER, INC.

DENVER WINDOW ACQUISITION
CORPORATION

AAPC ONE ACQUISITION CORPORATION

AAPC TWO ACQUISITION CORPORATION

By:  /s/ Richard L. Kovach
     --------------------------------
     (on behalf of the above-listed parties)
     Name: Richard L. Kovach
     Title: Chief Financial Officer